Exhibit 10.2

March 30, 2012

Kforce Inc.

Kforce Government Solutions, Inc.

Kforce Clinical Research, Inc.

Kforce Clinical Research Flex, LLC

Kforce Healthcare, Inc.

Kforce Healthcare Flex, LLC

KCR Canada, Inc.

KCR Puerto Rico, LLC

kforce Airlines, Inc.

Kforce.com, Inc.

Kforce Flexible Solutions, LLC

Kforce Government Holdings Inc.

Kforce Staffing Solutions of California, LLC

Kforce Global Solutions, Inc.

Romac International, Inc.

Kforce Services Corp.

1001 E. Palm Avenue, 4th Floor

Tampa, Florida 33605

Attention: Judy M. Genshino-Kelly, Vice President and Treasurer

RE:	Consent and First Amendment to Third Amended and Restated Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement dated September 20, 2011 (as at any time amended, modified, restated, or supplemented, the “Credit Agreement”), by and among Kforce Inc., a Florida corporation (“Kforce”); Kforce Government Solutions, Inc., a Pennsylvania corporation and successor by merger to Bradson Corporation and RDI Systems, Inc. (“Government Solutions”); Kforce Clinical Research, Inc., a Florida corporation (“Clinical Research”); Kforce Clinical Research Flex, LLC, a Florida limited liability company (“Clinical Research Flex”); Kforce Healthcare, Inc., a Florida corporation (“Healthcare”); Kforce Healthcare Flex, LLC, a Florida limited liability company (“Healthcare Flex”); KCR Canada, Inc., a Florida corporation (“KCR Canada”); and KCR Puerto Rico, LLC, a Florida limited liability company (“KCR Puerto Rico”; Kforce, Government Solutions, Clinical Research, Clinical Research Flex, Healthcare, Healthcare Flex, KCR Canada, and KCR Puerto Rico are collectively referred to herein as “Borrowers” and individually as a “Borrower”); kforce Airlines, Inc., a Florida corporation (“Airlines”); Kforce.com, Inc., a Florida corporation (“Kforce.com”); Kforce Flexible Solutions, LLC, a Florida limited liability company (“Flexible Solutions”); Kforce Government Holdings Inc., a Florida corporation (“Government Holdings”); Kforce Staffing Solutions of California, LLC, a Florida limited liability company (“Staffing Solutions”); Kforce Global Solutions, Inc., f/k/a Provident Computer Consultants, Inc. and a Pennsylvania corporation (“Global Solutions”); Romac International, Inc., a Florida corporation (“Romac”); and Kforce Services Corp., a Florida corporation (“Kforce Services”; Airlines, Kforce.com, Flexible Solutions, Government Holdings, Staffing Solutions, Global Solutions, Romac, and Kforce Services are collectively referred to herein as “Guarantors” and individually as a “Guarantor”; Borrowers and Guarantors are collectively referred to herein as “Credit Parties” and individually as a “Credit Party”); and Bank of America, N.A., a national banking association, individually as a Lender and the Letter of Credit Issuer and in its capacity as agent for Lenders (together with its successors and assigns in its capacity as agent, “Administrative Agent”); and the financial institutions from time to time parties thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as “Lenders”). Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms under the Credit Agreement.

Credit Parties have informed Administrative Agent and Lenders that Kforce intends to enter into that certain Stock Purchase Agreement substantially in the form of Exhibit A attached hereto (the “SPA”; collectively with all other documents, instruments, agreements, and certificates executed and delivered in connection therewith, the “Sale Documents”), among Kforce, inVentiv Health, Inc., a Delaware corporation (“Purchaser”), and Clinical Research, pursuant to which Kforce intends to sell to Purchaser, and Purchaser intends to purchase from Kforce, all of the Capital Stock of Clinical Research and Clinical Research Flex, for an aggregate cash consideration that is equal to or greater than $49,640,000 (collectively, the “Sale Proceeds”). Such sale transaction is collectively referred to herein as the “Clinical Research Sale Transaction.”

In connection with the Clinical Research Sale Transaction, Credit Parties have requested that Administrative Agent and Lenders enter into this letter amendment and consent to (x) release Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico from their duties and obligations under the Credit Agreement and the other Loan Documents, and (y) release Administrative Agent’s Lien upon (i) the Capital Stock of each of Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico, and (ii) the assets of each of Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico (the assets referred to in the foregoing subclauses (i) and (ii) are collectively referred to herein as the “Released Assets”), in each case, upon consummation of the Clinical Research Sale Transaction.

On the date of the proposed Clinical Research Sale Transaction and as a condition to the release requested hereunder, Borrowers will certify to Administrative Agent and Lenders that the Clinical Research Sale Transaction is permitted under Section 7.9(b) of the Credit Agreement.

Credit Parties also have requested that Section 7.9(b) of the Credit Agreement be amended to permit the sale of not just assets of Borrowers but also assets of Guarantors, all in accordance with Section 7.9(b) of the Credit Agreement.

Subject to the terms and conditions set forth herein, Administrative Agent and Lenders are willing to enter into this letter amendment.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this letter amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, Lenders, Administrative Agent, and Credit Parties hereby agree as follows.

1. Amendment to Credit Agreement. Upon satisfaction of each of the conditions precedent set forth in Sections 3(a) and (b) of this letter amendment, in accordance with the terms thereof, the Credit Agreement is hereby amended by deleting clause (b) of Section 7.9 of the Credit Agreement in its entirety, and by substituting in lieu thereof the following new clause (b):

(b) to sell, assign, lease, or otherwise dispose of all or any part of its property at any time except that any Credit Party may sell, assign, lease or otherwise dispose of all or any part of its property so long as, immediately before and after giving pro forma effect to each such sale, assignment, lease, or disposition, Credit Parties have Availability in an amount equal to or greater than the greater of (i) 15% of the amount of the Commitments, and (ii) $15,000,000 on the date of such sale, assignment, lease or disposition. All net proceeds of any sale, assignment or other disposition shall be applied to repayment of the Obligations without a corresponding reduction of the Commitments.

2. Release of Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico as Credit Parties.

(a) Upon the satisfaction of each condition precedent set forth in Section 3 of this letter amendment in accordance with the terms thereof (the “Effective Release Date”), and in furtherance of the foregoing and without further action by any party hereto, (i) Administrative Agent, Lenders, and Credit Parties hereby acknowledge and agree that each of Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico shall no longer be deemed to be, and shall not have any of the rights of, a “Borrower” or a “Credit Party” under the Credit Agreement and the other Loan Documents to which Clinical Research, Clinical Research Flex, KCR Canada, or KCR Puerto Rico, as applicable, is a party, (ii) each Lender hereby authorizes Administrative Agent to release its Liens in all of the Released Assets, and (iii) Administrative Agent and Lenders hereby release and discharge each of Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico from all liability with respect to the Obligations and from any and all other obligations, covenants and liabilities under the Credit Agreement and the other Loan Documents. For the avoidance of doubt, each Credit Party acknowledges and agrees that Administrative Agent’s Liens and security interests shall continue in the Sale Proceeds. Each Credit Party represents and warrants to Administrative Agent and Lenders that, other than the Liens of Administrative Agent to secure the Obligations, the Released Assets are not subject to any Lien or claim that would require any Credit Party under Applicable Law or any agreement to make any payment or deliver any portion of the Sale Proceeds to any Person other than Administrative Agent in order to transfer and convey such assets to Purchaser free and clear of Liens.

(b) Upon the satisfaction of each condition precedent set forth in Section 3 of this letter amendment in accordance with the terms thereof, and in furtherance of the foregoing, Administrative Agent agrees to deliver to Purchaser all certificates evidencing Capital Stock included in the Released Assets, and to file, at Credit Parties’ expense, UCC termination statements with respect to Administrative Agent’s UCC financing statements filed against each of Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico. Except for Administrative Agent’s release of its Lien upon the Released Assets described above, Administrative Agent shall retain all of its Liens upon all other Collateral (including, without limitation, the Sale Proceeds), and nothing contained herein shall be deemed or construed to create a novation or accord and satisfaction, and the Credit Agreement and the other Loan Documents shall remain in full force and effect with respect to all Credit Parties other than Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico (each such Credit Party other than Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico being hereinafter referred to individually as a “Continuing Credit Party” and collectively as “Continuing Credit Parties”. Each Continuing Credit Party, Administrative Agent and each Lender acknowledge and agree that, after giving effect to the provisions of this letter amendment (including, without limitation, the foregoing provisions of this section), each Continuing Credit Party shall remain jointly and severally liable for all of the Obligations, whether arising prior to, on, or after the Effective Release Date, including, without limitation, the Obligations of each of Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico arising prior to the Effective Release Date, and, for the avoidance of doubt, all indemnification obligations that may arise on or after the Effective Release Date in respect of any act or failure to act on the part of Clinical Research, Clinical Research Flex, KCR Canada, or KCR Puerto Rico prior to the Effective Release Date.

(c) For the avoidance of doubt, each Continuing Credit Party hereby (i) consents to the release of each of Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico as a

“Borrower” and a “Credit Party” under the Credit Agreement and the other Loan Documents, and (ii) acknowledges and agrees that (A) neither such release nor anything contained in this letter amendment shall modify in any respect whatsoever such Continuing Credit Party’s Obligations, covenants, duties, indebtedness and liabilities as a “Borrower” or a “Guarantor”, as applicable, and “Credit Party” under the Credit Agreement and the other Loan Documents, all of which are hereby ratified, reaffirmed and shall remain in full force and effect, (B) the Credit Agreement and the other Loan Documents to which such Continuing Credit Party is a party are the legal, valid and binding obligations of such Continuing Credit Party that are enforceable against such Continuing Credit Party in accordance with the terms thereof, and (C) all security interests and Liens granted to or for the benefit of Administrative Agent, and all security interests and Liens upon the Collateral (other than the Released Assets) granted to Administrative Agent pursuant to the Credit Agreement and the other Loan Documents remain in full force and effect and secure all Obligations of each Continuing Credit Party under the Credit Agreement and the other Loan Documents, all of which are hereby ratified and confirmed.

3. Conditions Precedent. The effectiveness of Sections 1 and 2 of this letter amendment shall be subject to the satisfaction of the following conditions precedent, in form and substance satisfactory to Administrative Agent (as determined by Administrative Agent in its sole discretion), on or before March 31, 2012:

(a) Administrative Agent shall have received an original signed counterpart to this letter amendment from each Lender and each Credit Party;

(b) Administrative Agent shall have received true, correct, and complete copies of resolutions for each Credit Party that authorize such Credit Party to enter into this letter amendment;

(c) Administrative Agent shall have received the Sale Proceeds, up to the aggregate outstanding amount of the Obligations as of the consummation of the closing under the Sale Documents, in immediately available funds and in accordance with the following wiring instructions:

Account Name: Kforce
Account #: 003667400189
Routing # (ABA): 0260-0959-3
SWIFT Code: BOFAUS3N
Bank: Bank of America
Address: 100 West 33rd Street, New York, NY 10001

(d) Administrative Agent shall have received true, correct, and complete copies of the Sale Documents;

(e) Administrative Agent shall have received from (i) Kforce an original signed counterpart to the Collateral Assignment of Rights and Sums Due Under Stock Purchase Documents, in substantially the form attached hereto as Exhibit B, and (ii) Purchaser an original signed counterpart to the Acknowledgement of Collateral Assignment of Rights and Sums Due Under Stock Purchase Documents, in substantially the form attached hereto as Exhibit C;

(f) Administrative Agent shall have received a Certificate Regarding Release of Credit Parties made by each Credit Party in favor of Administrative Agent and Lenders in the form attached hereto as Exhibit D; and

(g) Administrative Agent shall have received from each Borrower (other than Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico) an amended and restated Revolving Loan Note for each Lender, in the form attached hereto as Exhibit E.

4. Form of Release. Upon the satisfaction of each condition precedent set forth in Section 3 above in accordance with the terms thereof, Administrative Agent’s release of its Lien upon the Released Assets shall be effected by the release documents attached to this letter amendment as Exhibit F. Credit Parties and Purchaser shall assume sole responsibility for recording such partial release documents, as applicable, and all fees, costs, and taxes associated with such recordings.

5. Expense Reimbursement. Credit Parties shall promptly reimburse Administrative Agent for all costs and expenses (including, without limitation, legal fees and expenses) incurred by Administrative Agent in connection with the preparation, documentation, and negotiation of this letter amendment and the exhibits hereto and the consummation of the transactions herein described.

6. Release of Claims. To induce Administrative Agent and Lenders to enter into this letter amendment, each Credit Party (including, without limitation, Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico) hereby releases, acquits and forever discharges Administrative Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Administrative Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Credit Party now has or ever had against Administrative Agent or any Lender arising under or in connection with this letter amendment, the Credit Agreement, any of the other Loan Documents or otherwise. Each Credit Party (including, without limitation, Clinical Research, Clinical Research Flex, KCR Canada, and KCR Puerto Rico) represents and warrants to Administrative Agent and Lenders that such Credit Party has not transferred or assigned to any Person any claim that such Credit Party ever had or claimed to have against Administrative Agent or any Lender.

7. Waiver of Jury Trial. Credit Parties, Lenders, and Administrative Agent each irrevocably waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this letter amendment or the transactions contemplated hereby, in any action, proceeding or other litigation of any type brought by any of the parties hereto against any other party hereto.

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8. Miscellaneous. If this letter amendment is acceptable to Credit Parties, please evidence each Credit Party’s agreement with the terms hereof by executing and returning the enclosed copy of this letter amendment to Administrative Agent on or before March 30, 2012. By its signature below, each Credit Party agrees that Administrative Agent’s Lien upon the Released Assets will not be released until all of the conditions to the release thereof have been fully satisfied, including, without limitation, Administrative Agent’s receipt of the Sale Proceeds in accordance with Section 3 above and Administrative Agent shall have received a certificate in the form attached hereto as Exhibit D. This letter amendment may be executed in any number of counterparts and by different parties to this letter amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this letter amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto. This letter amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia. This letter amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Section titles and references used in this letter amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent
(“Administrative Agent”)

By:	/s/ Andrew A. Doherty
Andrew A. Doherty, Senior Vice President

BANK OF AMERICA, N.A., as a Lender
(“Lender”)

By:	/s/ Andrew A. Doherty
Andrew A. Doherty, Senior Vice President

[Signatures continue on following page.]

Acknowledged and agreed to:

WELLS FARGO BANK, NATIONAL ASSOCIATION
(“Lender”)

By:	/s/ Lynn Culbreath
Name:	Lynn Culbreath
Title:	Senior Vice President

[Signatures continue on following page.]

JPMORGAN CHASE BANK, N.A.
(“Lender”)

By:	/s/ Kevin Harrison
Name:	Kevin Harrison
Title:	Regional Portfolio Manager

[Signatures continue on following page.]

KFORCE INC.
KFORCE GOVERNMENT SOLUTIONS, INC.
KFORCE CLINICAL RESEARCH, INC.
KFORCE CLINICAL RESEARCH FLEX, LLC
KFORCE HEALTHCARE, INC.
KFORCE HEALTHCARE FLEX, LLC
KCR CANADA, INC.
KCR PUERTO RICO, LLC
KFORCE AIRLINES, INC.
KFORCE.COM, INC.
KFORCE FLEXIBLE SOLUTIONS, LLC
KFORCE GOVERNMENT HOLDINGS INC.
KFORCE STAFFING SOLUTIONS OF CALIFORNIA, LLC
KFORCE GLOBAL SOLUTIONS, INC.
ROMAC INTERNATIONAL, INC.
KFORCE SERVICES CORP.
(“Credit Parties”)

By:	/s/ Judy M. Genshino-Kelly
Judy M. Genshino-Kelly, Vice President and Treasurer

EXHIBIT A

Stock Purchase Agreement

EXHIBIT B

Collateral Assignment of Rights and Sums Due Under Stock Purchase Documents

EXHIBIT C

Acknowledgement of Collateral Assignment of

Rights and Sums Due Under Stock Purchase Documents

EXHIBIT D

Certificate Regarding Release of Credit Parties

EXHIBIT E

Amended and Restated Revolving Loan Notes

EXHIBIT F

Release Documents